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                                                                    EXHIBIT 21.2

          SUBSIDIARIES OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

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                            NAME                              JURISDICTION OF FORMATION
                            ----                              -------------------------
Chancellor Media Corporation of the Bay Area................             DE
Chancellor Media Corporation of Chicago AM..................             DE
Chancellor Media Corporation of the Lone Star State.........             DE
Chancellor Media Corporation of Dade County.................             DE
Chancellor Media Corporation of Houston.....................             DE
Chancellor Media Corporation of Illinois....................             DE
Chancellor Media Corporation of San Francisco...............             DE
Chancellor Media Corporation of Washington, D.C.............             DE
Chancellor Media of Houston Limited Partnership.............             DE
KIOI License Corp...........................................             DE
KKBT License Corp...........................................             DE
KLOL License Limited Partnership............................             DE
KMEL License Corp...........................................             DE
WMVP-AM License Corp........................................             DE
KZPS/KDGE License Corp......................................             DE
WTOP License Limited Partnership............................             DE
WVCG License Corp...........................................             DE
WRCX License Corp...........................................             DE
Chancellor Media Corporation of St. Louis...................             DE
Chancellor Media Partners Corporation.......................             DE
Chancellor Media Corporation of Dallas......................             DE
KSKY License Corp...........................................             DE
Chancellor Media Corporation of Chicagoland.................             DE
WEJM/WEJM-FM/WVAZ License Corp..............................             DE
Chancellor Media Corporation of Charlotte...................             DE
WIOQ License Corp...........................................             DE
Chancellor Media Corporation of Detroit.....................             DE
WKQI/WDOZ/WNIC License Corp.................................             DE
Chancellor Media Corporation of New York....................             DE
WYNY License Corp...........................................             DE
Chancellor Media Corporation of Gotham......................             DE
Chancellor Media/Pyramid Corporation........................             DE
Chancellor Media/Pyramid Holdings Corporation...............             DE
Broadcast Architecture Inc..................................             MA
Chancellor Media Corporation of Massachusetts...............             DE
WJMN License Corporation....................................             DE
Chancellor Media Corporation of Pennsylvania................             DE
WJJZ License Corp...........................................             DE
Chancellor Media Corporation of Miami.......................             DE
WEDR License Corp...........................................             DE
Chancellor Media Corporation of Boston......................             DE
WXKS(AM) License Corp.......................................             DE
WXKS(FM) License Corp.......................................             DE
Chancellor Media Corporation of the Windy City..............             DE
WNUA License Corp...........................................             DE
Chancellor Media Corporation of Philadelphia................             DE
WYXR License Corp...........................................             DE
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
                            NAME                              JURISDICTION OF FORMATION
                            ----                              -------------------------
WUSL License Corp...........................................             DE
Chancellor Media Corporation of the Capital City............             DE
WGAY License Corp...........................................             DE
Chancellor Media Corporation of the Great Lakes.............             DE
WWWW/WDFN License Corp......................................             DE
Chancellor Media Corporation of Tiburon.....................             DE
KKSF License Corp...........................................             DE
Chancellor Media Corporation of the Liberty City............             DE
WDAS(FM) License Corp.......................................             DE
Chancellor Media Corporation of the Keystone State..........             DE
WDAS(AM) License Corp.......................................             DE
Chancellor Media Corporation of Michigan....................             DE
WMXD License Corp...........................................             DE
Chancellor Media Corporation of the Motor City..............             DE
WJLB License Corp...........................................             DE
Chancellor Media Corporation of the Nation's Capital........             DE
WWRC License Corp...........................................             DE
WAXQ License Corp...........................................             DE
WLTW License Corp...........................................             DE
WMZQ License Corp...........................................             DE
Chancellor Media/WAXQ Inc...................................             DE
Chancellor Media/WMZQ Inc...................................             DE
Chancellor Media/Riverside Broadcasting Co., Inc............             DE
Chancellor Media Licensee Company...........................             DE
Chancellor Media/Trefoil Communications, Inc................             DE
Chancellor Media/Shamrock Broadcasting, Inc.................             DE
Chancellor Media/Shamrock Radio Licenses, Inc...............             DE
Chancellor Media/Shamrock Broadcasting of Texas, Inc........             TX
Chancellor Media/Shamrock Broadcasting Licenses of Denver,
  Inc.......................................................             DE
Chancellor Media/KCMG Inc...................................             DE
Chancellor Media/KYSR Inc...................................             DE
Chancellor Media/WLIT Inc...................................             DE
Radio 100 L.L.C.............................................             DE
Chancellor Media Air Services Corporation...................             DE
Katz Media Corporation......................................             DE
Seltel, Inc.................................................             DE
Katz Cable Corporation......................................             DE
National Cable Communications, L.P..........................             DE
The National Payroll Company, Inc...........................             DE
Katz Communications, Inc....................................             DE
Eastman Radio Sales, Inc....................................             DE
Christal Radio Sales, Inc...................................             DE
Amcast Radio Sales, Inc.....................................             DE
Katz Millennium Marketing, Inc..............................             DE
Katz International Limited..................................             UK
Katz Radio Sales Limited....................................             UK
Katz Television Sales Limited...............................             UK
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